                                                                   EXHIBIT 99.40

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED


Great Pacific NW Cruise Line, L.L.C. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ Nicholas J. Davison
-----------------------
  Nicholas J. Davison
  Senior Vice President


/s/ Randall L. Talcott
----------------------
 Randall L. Talcott
 Vice President - Finance

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

  Attachment 1              Summary of Bank and Investment Accounts

  Attachment 2              Schedule of Receipts and Disbursements

  Attachment 3              Bank and Investment Account Statements

  Attachment 4              Income Statement

  Attachment 5              Balance Sheet

 Attachment 6              Summary of Due To/Due From Intercompany Accounts

 Attachment 7              Accounts Receivable Aging

 Attachment 8              Accounts Payable Detail

 Attachment 9              Notes to December Monthly Operating Report

                Summary Of Bank, Investment & Petty Cash Accounts   Attachment 1
                      Great Pacific NW Cruise Line, L.L.C.
Summary                     Case No: 01-10977 (EIK)                    Unaudited
Great Pacific NW          For Month Of December, 2001
Cruise Line, LLC


                                                Balances                   Receipts &           Bank
                                        Opening           Closing          Disbursements        Statements            Account
  Account                         As Of 12/01/01      As Of 12/31/01       Included             Included              Reconciled
  -------                         --------------      --------------       --------             --------              ----------
  Great Pacific NW Cruise Line           24,451.82               0.00       Yes                   No - Not             No
  Payroll                                                                                         Concentration
  U.S. Bank                                                                                       Account
  Account # - 153390417191

 Great Pacific NW Cruise Line                  0.00             0.00        Yes                   No - Not             No
 Steamer                                                                                          Concentration
 U.S. Bank                                                                                        Account
 Account # - 153390417191
 Great Pacific NW Cruise Line                  0.00             0.00        No -                  No - Not             No -
 Columbia Queen Petty Cash                                                  No Activity           Concentration        No Activity
                                                                            Account

                            Receipts & Disbursements              Attachment 2-1
                      Great Pacific NW Cruise Line, L.L.C.
  R&D-US Bank                 Case No: 01-10977 (EIK)                  UNAUDITED
  CQ Payroll                        U.S. Bank
                                    CQ Payroll
                            Account * - 153390417191
                         1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                24,451.82


Receipts
                                ----------
                                      0.00       Total Receipts

Disbursements
                                (24,439.91)       To The Delta Queen Steamboat Co -
                                                  Hibernia - DQ Master Cash - Account (812-395-335)
                                    (11.91)       Bank Fee
                                ----------
                                (24,451.82)       Total Disbursements


Closing Balance - 31 Dec 01
                                     0.00

                            Receipts & Disbursements              Attachment 2-1
                      Great Pacific NW Cruise Line, L.L.C.
  R&D-US Bank                 Case No: 01-10977 (EIK)                  UNAUDITED
  CQ Payroll                        U.S. Bank
                                    CQ Payroll
                            Account * - 153390417191
                         1 December 01 - 31 December 01


 Opening Balance - 1 Dec 01
                                 0.00
 Receipts
                                ----------
                                 0.00            Total Receipts


Disbursements
                                ----------
                                 0.00            Total Disbursements


Closing Balance - 31 Dec 01
                                 0.00

                  Concentration & Investment Account Statements     Attachment 3
                      Great Pacific NW Cruise Line, L.L.C.
Summary                      Case No: 01-10977 (EIK)
Great Pacific NW          For Month Of December, 2001
Cruise Line, LLC
Attach 2&3


         No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4
 currency USD
 Company=24 (COLUMBIA QUEEN)
                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: DEC-01

                                                                  PTD-Actual
                                                                  DEC-O1
                                                                  ----------
Revenue
 Gross Revenue                                                          0.00
 Allowances                                                             0.00
                                                                  ----------
 Net Revenue                                                            0.00

Operating Expenses
 Air                                                                    0.00
 Hotel                                                                  0.00
 Commissions                                                            0.00
 Onboard Expenses                                                       0.00
 Passenger Expenses                                                 (113.49)
 Vessel Expenses                                                   23,736.97
 Layup/Drydock Expense                                                  0.00
 Vessel Insurance                                                       0.00
                                                                  ----------
 Total Operating Expenses                                          23,623.48
                                                                  ----------
 Gross Profit                                                    (23,623.48)
 G&A Expenses
  Sales & Marketing                                                     0.00
  Pre-Opening Costs                                                     0.00
                                                                  ----------
 Total SG&A Expenses                                                    0.00
 EBITDA                                                          (23,623.48)
 Depreciation                                                           0.00
                                                                  ----------
 Operating Income                                                (23,623.48)
 Other Expense/(Income)
 Interest Income                                                        0.00
 Interest Expense                                                   9,013.14
 Equity in Earnings for Sub                                             0.00
                                                                  ----------
 Total Other Expense/(Income)                                       9,013.14
                                                                  ----------
 Net Pretax Income/(Loss)                                         (32,636.62)
                                                                  ----------
Income, Tax Expense                                                     0.00
                                                                  ----------
 Net Income/(Loss)                                               (32,636.62)
                                                                  ----------

                                                                  Attachment 5-1

currency USD
Company=24 (COLUMBIA QUEEN)

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1

                                        YTD-Actual                   YTD-Actual
                                        DEC-O1                       OCT-01
                                        --------------             --------------
ASSETS
 Cash and Equivalent                              0.00                31, 62.3.21

 Restricted Cash                                  0.00                       0.00

 Marketable Securities                            0.00                       0.00

 Accounts Receivable                          9,315.01                11, 42.5.61

 Inventories                                179,656.15                 199,562.38

 Prepaid Expenses                                 0.00                   2,800.00

 Other Current Assets                             0.00                       0.00
                                        --------------             --------------
   Total Current Assets                     188,971.16                 245,471.20

 Fixed Assets                            45,093,524.95              45,093,524.95

 Accumulated Depreciation                (1,870,234.50)             (1,870,234.50)
                                        --------------             --------------
   Net Fixed Assets                      43,223,290.45              43,223,250.45

 Net Goodwill                                     0.00                       0.00

 Intercompany Due To/From               (10,003,368.33)             (9,983,225.62)

 Net Deferred Financing Fees              2,523,679.92               2,545,011.02

 Net Investment in Subsidiaries                   0.00                       0.00

 Other Non Current Assets                         0.00                       0.00
                                        --------------             --------------
 Total Other Assets                      (7,479,688.41)             (7,438,274.60)
                                        --------------             --------------
 Total Assets                            35,932,573.20              36,030,487.05
                                        --------------             --------------

                                                                  Attachment 5-2

currency USD
Company=24 (COLUMBIA QUEEN)

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1

                                        YTD-Actual                 YTD-Actual
                                        DEC-O1                     OCT-01
                                        --------------             --------------
LIABILITIES
 Accounts Payable                               305.00                     180.00
 Accrued Liabilities                        328,092.91                 331,444.68
 Deposits                                       106.00                       0.00
                                        --------------             --------------
        Total Current Liabilities           328,503.91                 331,624.68
 Long Term Debt                                   0.00                       0.00
 Other Long Term Liabilities                      0.00                       0.00
                                        --------------             --------------
        Total Liabilities                   328,503.91                331,62.4.68

OTHER
 Liabilities Subject to Compromise       37,789,081.10              37,792,814.64
                                        --------------             --------------
        Total Other                      37,789,081.10              37,792,874.64

OWNER'S EQUITY
 Common Stock                                     0.00                       0.00
 Add'1 Paid In Capital                            0.00                       0.00
 Current Net Income (Loss)                  (72,481.03)                 18,578.51
 Retained Earnings                       (2,112,530.78)             (2,112,530.78)
                                        --------------             --------------
        Total Owner's Equity             (2,185,011.81)             (2,093,952.27)
                                        --------------             --------------
        Total Liabilities & Other &      35,932,573.20              36,030,487.05
                                        --------------             --------------

 Great Pacific NW Cruise Line, L.L.C.                               Attachment 6
 Case #: 01-10977

                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001


                                                                    BEGINNING                                          ENDING
AFFILIATE NAME                                  CASE NUMBER         BALANCE        DEBITS        CREDITS               BALANCE
American Classic Voyages Co.                    01-10954        15,474,968.76     24,655.66      12,190.01          15,487,434.41
AMCV Cruise Operations, Inc.                    01-10967        (9,360,764.16)        11.91      11,748.47          (9,372,500.72)
The Delta Queen Steamboat Co. DQSB II, Inc.     01-10970         8,454,538.67             -      17,728.99           8,436,809.68
DQSB II, Inc.                                   01-10974              (339.49)            -              -                (339.49)
Great AQ Steamboat, L.L.C.                      01-10960            (5,552.79)            -              -              (5,552.79)
Great River Cruise Line, L.L.C.                 01-10963            (1,882.08)            -         170.00              (2,052.08)
Great Ocean Cruise Line, L.L.C.                 01-10959           (10,219.55)            -              -             (10,219.55)
Cruise America Travel, Incorporated             01-10966          (674,733.24)            -              -            (674,733.24)
Delta Queen Coastal Voyages, L.L.C.             01-10964           118,887.26             -              -             118,887.26
Cape May Light, L.L.C.                          01-10961             5,380.67             -              -               5,380.67
Project America, Inc.                           N/A                (27,500.00)            -              -             (27,500.00)
Oceanic Ship Co.                                NIA                  1,701.33             -              -               1,701.33
Project America Ship I, Inc.                    N/A                291,567.65             -              -             291,567.65
Ocean Development Co.                           01-10972       (24,185,738.20)            -              -         (24,185,738.20)
Great Hawaiian Properties Corporation           01-10971           (66,513.26)            -              -             (66,513 26)
                                                               -------------------------------------------------------------------
                                                                (9,986,198.43)    24,667 57      41,837 47        (10,003,368.331)
                                                               ===================================================================

                        Great Pacific NW Cruise Line, LLC
                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 7

                                 Not Applicable

                        Great Pacific NW Cruise Line, LLC
                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 8

                                 Not Applicable

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre- petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the Columbia Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.